Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Transition Report on Form 10-KT/A of East Stone Acquisition Corporation (the “Company”) for the transition period from July 1, 2020 ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Xiaoma (Sherman) Lu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: December 6, 2021	By:	/s/ Xiaoma (Sherman) Lu
Xiaoma (Sherman) Lu
Chief Executive Officer
(Principal Executive Officer)